UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, DC 20549

_____________________________________________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2016
_____________________________________________________________

CPI INTERNATIONAL HOLDING CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-173372-07 (Commission File Number)	90-0649687 (I.R.S. Employer Identification No.)
811 Hansen Way, Palo Alto, California 94303 (Address of Principal Executive Offices and Zip Code)
(650) 846-2900 (Registrant’s telephone number, including area code)
Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2016, Don C. Coleman notified the Board of Directors (the “Board”) of CPI International Holding Corp. (the “Company”) of his decision to resign from all officer, manager or director positions he holds with the Company and its affiliates, with such resignation to be effective immediately. Until his resignation, Mr. Coleman had served as a vice president of CPI International, Inc., as a vice president of Communications & Power Industries LLC and as president of the Beverly Microwave Division of Communications & Power Industries LLC. Mr. Coleman remains an employee of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CPI INTERNATIONAL HOLDING CORP.
(Registrant)

Dated:	May 5, 2016	/s/ JOEL A. LITTMAN
Joel A. Littman Chief Financial Officer